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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 1997


                         TIS MORTGAGE INVESTMENT COMPANY

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             (Exact name of registrant as specified in its charter)



Maryland                         1-10004                   94-3067889
-------------------------------  ------------------------  --------------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or                                            Identification
organization)                                               Number)


655 Montgomery Street, Suite 800
San Francisco, California                     94111
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(Address of principal executive office)       (Zip Code)



                                 (415) 393-8000
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              (Registrant's telephone number, including area code)

                                 Not applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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                         TIS MORTGAGE INVESTMENT COMPANY

ITEM 5.    OTHER EVENTS

           On May 28, 1997, TIS Mortgage Investment Company announced that it amended its bylaws to provide that a special meeting of stockholders can be called by stockholders entitled to cast at least fifty percent (50%) of all the votes entitled to be cast at such meeting. Previously, stockholders holding at least twenty-five percent (25%) of all the votes entitled to be cast at such meeting were able to call special stockholders meeting. A copy of the amended bylaws in their entirety is attached hereto as Exhibit 3.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
EXHIBIT NO.                DESCRIPTION OF EXHIBITS
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 3.1                       Amended and Restated Bylaws







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TIS MORTGAGE INVESTMENT COMPANY


Dated: May 29, 1997                By /s/ John E. Castello
                                   ---------------------
                                   JOHN E. CASTELLO, Executive VicePresident
                                   and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    ITEM                                                   PAGE NO.
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 3.1           Amended and Restated Bylaws                               4

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